UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	October 20, 2020

GIVEMEPOWER CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	File Number: 333-67318	87-0291528
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

370 Amapola Ave., Suite 200A, Torrance, CA 90501
(Address of principal executive offices) (Zip Code)

(310) 895-1839
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward-Looking Statements

This report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Securities and Exchange Commission encourages companies to disclose forward-looking information so that investors can better understand a company’s future prospects and make informed investment decisions. This report and other written and oral statements that we make from time to time contain such forward-looking statements that set out anticipated results based on management’s plans and assumptions regarding future events or performance. We have tried, wherever possible, to identify such statements by using words such as “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “will” and similar expressions in connection with any discussion of future operating or financial performance. In particular, these include statements relating to future actions, future performance or results of current and anticipated sales efforts, expenses, the outcome of contingencies, such as legal proceedings, and financial results. Factors that could cause our actual results of operations and financial condition to differ materially are discussed in greater detail under Risk Factors section of this report.

We caution that the factors described herein and other factors could cause our actual results of operations and financial condition to differ materially from those expressed in any forward-looking statements we make and that investors should not place undue reliance on any such forward-looking statements. Further, any forward-looking statement speaks only as of the date on which such statement is made, and we undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of anticipated or unanticipated events or circumstances. New factors emerge from time to time, and it is not possible for us to predict all of such factors. Further, we cannot assess the impact of each such factor on our results of operations or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements.

Item 2.01 - Completion of Acquisition or Disposition of Assets.

On September 16, 2020, as part of its sales of unregistered securities to certain corporation, GiveMePower Corporation acquired 100% interest in, and control of Community Economic Development Capital, LLC (“CED Capital”), a California Limited Liability Company, and 97% of the issued and outstanding shares of Cannabinoid Biosciences, Inc. (“CBDX”), a California corporation.

CBDX is a biopharmaceutical company, which intends to engage in the discovery, development, and commercialization of cures and novel therapeutics from proprietary cannabinoid, cannabidiol, endocannabinoids, phytocannabinoids, and synthetic cannabinoids product platform suitable for specific treatments in a broad range of disease areas.

CED Capital is a specialty real estate holding company for specialized assets including, affordable housing, opportunity zones properties, medical real estate investments, hemp and cannabis farms, dispensaries facilities, CBD related commercial facilities, industrial and commercial real estate, and other real estate related services.

Item 3.02	Unregistered Sales of Equity Securities

            On September 15, 2020, GiveMePower Corporation (the “Company”) entered into a stock purchase agreement with certain corporation related to our President and CEO with respect to the private placement of 1,000,000 shares of its preferred stock at a purchase price of $3 in cash and a transfer of 100% interest in, and control of Community Economic Development Capital, LLC (a California Limited Liability Company), and 97% of the issued and outstanding common stock of Cannabinoid Biosciences, Inc. (“CBDX”), a California corporation.

            On October 20, 2020, Corporation (the “Company”) entered into a stock purchase agreement with Poverty Solutions, Inc. with respect to the private placement of 5,000,000 shares of its common stock at an aggregate purchase price of $20,000 in cash.

On October 20, 2020, Corporation (the “Company”) entered into a Conditional Sign-On Bonus Agreement with its President and CEO, Mr. Frank I Igwealor under which the Company issued 10 million shares of the Company common stock to Mr. Igwealor for agreeing to become the President and CEO of the Company starting January 1, 2020 to present.

The issuance of shares to Kid Castle Educational Corporation, Frank I Igwealor and Poverty Solutions Inc. were completed in reliance on Rule 506 of Regulation D of the Securities Act of 1933, recognizing that these parties were all accredited investors, as defined under Rule 501 of Regulation D of the Securities Act of 1933. All securities issued were issued as restricted securities and were endorsed with a restrictive legend confirming that the securities could not be resold without registration under the Securities Act of 1933 or an applicable exemption from the registration requirements of the Securities Act of 1933. No general solicitation or general advertising was conducted in connection with the sales of the shares.

The subscription agreement executed between us and Kid Castle Educational Corporation included statements that the securities had not been registered pursuant to the Securities Act of 1933 and that the securities may not be offered or sold in the United States unless the securities are registered under the Securities Act of 1933 or pursuant to an exemption from the Securities Act of 1933.  Kid Castle Educational Corporation agreed by execution of the subscription agreement for the shares: (i) to resell the securities purchased only in accordance with the provisions of Regulation S, pursuant to registration under the Securities Act of 1933 or pursuant to an exemption from registration under the Securities Act of 1933; (ii) that we are required to refuse to register any sale of the securities purchased unless the transfer is in accordance with the provisions of Regulation S, pursuant to registration under the Securities Act of 1933 or pursuant to an exemption from registration under the Securities Act of 1933; and (iii) not to engage in hedging transactions with regards to the securities purchased unless in compliance with the Securities Act of 1933. All securities issued were endorsed with a restrictive legend confirming that the securities had been issued pursuant to Regulation S of the Securities Act of 1933 and could not be resold without registration under the Securities Act of 1933 or an applicable exemption from the registration requirements of the Securities Act of 1933.

Item 9.01.	Financial Statements and Exhibits.

(d)     Exhibits

Exhibit No.	Description
10.1	Securities Purchase Agreement dated September 16, 2020
10.2	Securities Purchase Agreement dated October 20, 2020

10.3	SIGN ON Bonus Agreement dated October 20, 2020

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  GiveMePower Corporation

Dated:	October 20, 2020 By:	/s/ Frank I Igwealor
Frank I Igwealor, CPA, JD, CMA, CFM
President and CEO